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                              BRENTON MUTUAL FUNDS

                         Supplement dated April 7, 1998
                       to Prospectus dated July 31, 1997

     The following information replaces the first paragraph on Page 26 under the heading "MANAGEMENT OF THE GROUP - Investment Adviser", regarding the portfolio managers for the Funds:

     The following individuals serve as the portfolio managers for the Funds and are primarily responsible for the day-to-day management of each Fund's portfolio:

     Brad Cunningham serves as portfolio manager of the Brenton Intermediate U.S. Government Securities Fund with primary responsibility for the day-to-day management of that Fund's portfolio. Mr. Cunningham holds a B.B.A. degree in Finance from the University of New Mexico and has 13 years of fixed income investment experience. Mr. Cunningham joined the Bank in January 1998 and since that time he has served as chief investment officer with the Bank where he is engaged in various investment management activities. Prior to joining the Bank in January 1998, Mr. Cunningham had been employed by Boatman's Bank in St. Louis, Missouri since January 1993. In addition, Douglas L. Brown serves as portfolio manager of the Brenton Value Equity Fund with primary responsibility for the day-to-day management of that Fund's investment portfolio. Mr. Brown holds a B.A. degree in Economics from St. Ambrose University and he has 14 years of equity investment experience. Mr. Brown joined the Bank in July 1997. Prior to joining the Bank Mr. Brown was employed by NationsBank, and certain predecessor banks acquired by NationsBank, as senior portfolio manager since January 1989.

         INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.